UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Greencity Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GREENCITY ACQUISITION CORPORATION
505 Eshan Road, Floor 6,

Pudong New District,

Shanghai, 200120

Phone: (86) 21-2025 7919

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF AN
ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 25, 2023

TO THE SHAREHOLDERS OF GREENCITY ACQUISITION CORPORATION:

You are cordially invited to attend the Extraordinary General Meeting of shareholders of Greencity Acquisition Corporation (“Greencity,” “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. Eastern Time on April 25, 2023 (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held in the offices of the Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006.

As an Extraordinary General Meeting of the Company’s shareholders, the Extraordinary General Meeting is being held for the sole purpose of considering and voting upon the following proposals:

1.	A proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) six (6) times for an additional one (1) month each time from April 28, 2023 (the “Current Termination Date”) to October 28, 2023 (the termination date as so extended, the “Extended Termination Date”) by amending the Amended and Restated Memorandum and Articles of Association by deleting the existing Section 48.7 thereof and replacing them with the new Section 48.7 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Extension Proposal”); and

2.	a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

The Company’s initial public offering (“IPO”) prospectus dated July 24, 2020 provides that the Company initially had until April 28, 2022 (after nine (9) monthly extensions) to complete its initial business combination. The Company’s charter was most recently amended and restated in April 2022 and October 2022 with the Current Termination Date of April 28, 2023. The purpose of the Charter Amendment is to allow the Company an option to further extend the time to complete a business combination. Our board of directors has determined that it is in the best interests of our shareholders to allow the Company to extend the time to complete a business combination a total of six (6) times for an additional one (1) month each time beginning on April 28, 2023, and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

The purpose of the Extension Amendment is to allow for six (6) monthly extensions, each with a required Extension Payment of $0.033 each month for each Public Share that has not been redeemed. Our insiders or their affiliates or designees will elect to exercise each extension on a month-to-month and as-needed basis only.

Holders (“public shareholders”) of Greencity’s ordinary shares (“Public Shares”) sold in the IPO may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of Greencity’s ordinary shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by Greencity’s Amended and Restated Memorandum and Articles of Association and Greencity also believes that such redemption right protects Greencity’s public shareholders from having to sustain their investments for an unreasonably long period if Greencity fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Extension Proposal is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The deadline for tendering your shares for redemption is 5:00 pm ET, April 21, 2023.

The per-share pro rata portion of the trust account was approximately $11.05 as of March 16, 2023. The closing price of Greencity’s shares on March 16, 2023 was $10.92. Greencity cannot assure shareholders that they will be able to sell their shares of Greencity in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

If the Extension Proposal is not approved and we do not consummate a business combination by April 28, 2023, in accordance with our Amended and Restated Memorandum and Articles of Association, or if the Extension Proposal is approved and we do not consummate a business combination by the Extended Date, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding Public Shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

Our Board has fixed the close of business on March 16, 2023 (the “Record Date”) as the record date for determining Greencity shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Greencity’s ordinary shares on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Proposal and the Adjournment Proposal are fair to and in the best interests of Greencity and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal.

No other business shall be transacted at the Extraordinary General Meeting.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal and the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Meeting.

Dated: April 3, 2023

By Order of the Board of Directors

/s/ Jinlong Liu
Jinlong Liu
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

GREENCITY ACQUISITION

CORPORATION
505 Eshan Road,

Floor 6,

Pudong New District,

Shanghai, 200120

People’s Republic of China

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 25, 2023

PROXY STATEMENT

The Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Greencity Acquisition Corporation (“Greencity,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 10:00 a.m. Eastern Time on April 25, 2023. The Extraordinary General Meeting will be held in the offices of the Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006.

The Extraordinary General Meeting is being held for the sole purpose of considering and voting upon the following proposals:

1.	A proposal to amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) six (6) times for an additional one (1) month each time from April 28, 2023 (the “Current Termination Date”) to October 28, 2023 (the termination date as so extended, the “Extended Termination Date”) by amending the Amended and Restated Memorandum and Articles of Association by deleting the existing Section 48.7 thereof and replacing them with the new Section 48.7 in the form set forth in Annex A of the accompanying proxy statement (the “Proposal 1” or “Extension Proposal”); and

2.	a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

The Extension Proposal is essential to the overall implementation of the Board’s plan to extend the date by which Greencity must complete an initial business combination. The purpose of the Extension Proposal is to allow Greencity more time to complete an initial business combination. In the event that Greencity enters into a definitive agreement for a business combination prior to the Extraordinary General Meeting, Greencity will issue a press release and file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (“SEC”) announcing the definitive agreement for the proposed business combination.

The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Adjournment Proposal will be required to approve the Adjournment Proposal.

If the Charter Amendment Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.033 for each public share that is not redeemed (the “Initial Contribution”) in connection with the Extraordinary General Meeting plus (ii) $0.033 for each public share that is not redeemed in connection with the Extraordinary General Meeting for each subsequent calendar month on the 28th day of each subsequent month, or portion thereof, that is needed by the Company to complete an initial business combination until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”). Assuming the Extension Proposal is approved, the Initial Contribution will be deposited in the trust account promptly following the Extraordinary General Meeting. Each Additional Contribution will be deposited in the trust account within thirty calendar days thereafter (or portion thereof). The Contributions are conditioned upon the implementation of the Extension Proposal. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination. Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if our sponsor determines not to continue extending for additional calendar months, its obligation to make Additional Contributions will terminate.

Holders (“public shareholders”) of Greencity’s ordinary shares sold in its initial public offering (“Public Shares”) may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Extension Proposal (the “Election”) regardless of how such public shareholder votes in regard to the Extension Proposal, or whether they were holders of Greencity ordinary shares on the record date or acquired such shares after such date. Greencity believes that such redemption right protects Greencity’s public shareholders from having to sustain their investments for an unreasonably long period if Greencity fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Extension Proposal is approved and implemented, the remaining public shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

If the Extension Proposal is approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote on the Extension Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two (2) business days prior to the Extraordinary General Meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The deadline for tendering your shares for redemption is 5:00 pm ET, April 21, 2023.

The removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $6,751,790.57 that was in the trust account as of March 16, 2023. In such event, Greencity may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Proposal is not approved and we are unable to consummate our initial business combination by April 28, 2023, we will distribute the aggregate amount then on deposit in the trust account (less up to $50,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the trust account shall be effected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Law of the Cayman Islands. In that case, investors may be forced to wait beyond April 28, 2023 before the redemption proceeds of our trust account become available to them and they receive the return of their pro rata portion of the proceeds from our trust account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares and private placement shares if we fail to complete our initial business combination prior to April 28, 2023. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination prior to April 28, 2023.

You are also being asked to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal.

The Record Date for the Extraordinary General Meeting is March 16, 2022. Record holders of Greencity ordinary shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 1,870,752 outstanding ordinary shares of Greencity, including 610,752 outstanding Public Shares. Greencity’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated April 3, 2023 and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.

This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary General Meeting to be held on April 25, 2023 at 10:00 a.m., Eastern Time or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Greencity Acquisition Corporation is a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On July 28, 2020, we consummated an initial public offering (“IPO”) of 4,000,000 units (“Units”) at a price of $10.00 per unit, generating gross proceeds to the Company of $40,000,000. Simultaneously with the closing of the IPO, the Company completed the private placement sale of an aggregate of 260,000 units (the “Private Placement Units”) to Cynthia Management Corporation at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,600,000. A total of $40,600,000 was placed in the trust account. Like most blank check companies, our Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to the public shareholders if there is no qualifying business combination consummated on or before a certain date. The Board believes that it is in the best interests of the shareholders to continue Greencity’s existence until the Extended Date in order to allow Greencity more time to complete an initial business combination.

Q. What is being voted on?	A.

You are being asked to consider and vote on the following proposals:

●      a proposal to amend Greencity’s Amended and Restated Memorandum and Articles of Association to extend the date by which Greencity must consummate a business combination (the “Extension”) to October 28, 2023 (the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Article 48.7 thereof and replacing them with the new Article 48.7 in the form set forth in Annex A of the accompanying proxy statement (the “Extension Proposal”); and

●      a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal (the “Adjournment Proposal”).

The Extension Proposal is essential to the overall implementation of our Board’s plan to extend the date by which we have to complete a business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

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Q. Why is the Company proposing the Extension Proposal?	A.

Greencity’s Amended and Restated Memorandum and Articles of Association provides for the return of the IPO proceeds held in trust to public shareholders if there is no qualifying business combination consummated on or before April 28, 2022.

While Greencity is currently in discussions with respect to business combination opportunities, Greencity has not yet executed a definitive agreement for an initial business combination. Greencity does not expect be able to consummate such a business combination by April 28, 2023.

Because Greencity may not be able to conclude an initial business combination within the permitted time period, Greencity has determined to seek shareholder approval to extend the date by which Greencity must complete an initial business combination.

Q. Why should I vote for the Extension Proposal?	A.

The Board believes that given Greencity’s expenditure of time, effort and money on finding an initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination to date. Accordingly, our Board is proposing the Extension Proposal to extend the date by which Greencity must complete an initial business combination until the Extended Date and to allow for the Election.

Greencity’s Amended and Restated Memorandum and Articles of Association require the affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares which are present (in person or by proxy) and which vote at the Extraordinary General Meeting in order to effect an amendment to certain of its provisions, including any amendment that would extend its corporate existence beyond April 28, 2023, except in connection with, and effective upon consummation of, an initial business combination. We believe that these Amended and Restated Memorandum and Articles of Association provisions were included to protect Greencity shareholders from having to sustain their investments for an unreasonably long period if Greencity failed to find a suitable initial business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given Greencity’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as Greencity is also affording shareholders who wish to redeem their Public Shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Extension is consistent with Greencity’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

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Q. How do the Greencity insiders intend to vote their shares?	A.

All of Greencity’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal and the Adjournment Proposal.

Greencity’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares which include 1,000,000 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000. Public Shares purchased on the open market by Greencity’s directors, executive officers and their respective affiliates may be redeemed. On the Record Date, Greencity’s directors, executive officers, initial shareholders and their affiliates beneficially owned and were entitled to vote 1,000,000 founder shares and 260,000 private placement units, representing approximately 67.35% of Greencity’s issued and outstanding ordinary shares.

Greencity’s directors, executive officers, initial shareholders and their affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal. Any Public Shares held by or subsequently purchased by affiliates of Greencity may be voted in favor of the Extension Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Charter Amendment Proposal is approved?	A.	If the Extension Proposal is approved, our sponsor, or its designees, has agreed to contribute to us as a loan (i) $0.033 for each public share that is not redeemed in connection with the shareholder vote on the Charter Amendment Proposal (the “Initial Contribution”) plus (ii) $0.033 for each public share that is not redeemed for each subsequent calendar month (commencing on the 28th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination from April 28, 2023 (the date by which the Company is currently required to complete its business combination) until the Extended Date (the “Additional Contributions” and, collectively with the Initial Contribution, the “Contributions”).

Q. Will you seek any further extensions to liquidate the trust account?	A.	Other than the extension until the Extended Date as described in this proxy statement, Greencity does not anticipate, but is not prohibited from, seeking the requisite shareholder consent to any further extension to consummate a business combination. Greencity has provided that all holders of Public Shares, whether they vote for or against the Extension Proposal, or whether they were holders of Greencity ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account and should receive the funds shortly after the Extraordinary General Meeting. Those holders of Public Shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on the Extended Date upon a liquidation of the Company.

Q. What happens if the Extension Proposal is not approved?	A.

If the Extension Proposal is not approved and we have not consummated an initial business combination by April 28, 2023, or if the Extension Proposal is approved and we have not consummated an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by April 28, 2023.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares and private placement shares if we fail to complete our initial business combination by April 28, 2023.

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Q. If the Extension Proposal is approved, what happens next?	A.

If the Extension Proposal is approved, the Company has until the Extended Date to complete its initial business combination.

If the Extension Proposal is approved, we will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before the Extended Date.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. We cannot predict the amount that will remain in the trust account if the Extension Proposal is approved and the amount remaining in the trust account may be only a small fraction of the current amount that was in the trust account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and its units, ordinary shares, and warrants will remain publicly traded.

If the Extension Proposal is approved and public shareholders elect to redeem their Public Shares, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Greencity’s ordinary shares held by Greencity’s officers, directors, initial shareholders and their affiliates.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any Extraordinary General remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee and expenses, for its services in connection with the Extraordinary Annual Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Greencity’s Secretary prior to the date of the Extraordinary General Meeting or by voting online at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 505 Eshan Road, Floor 6, Pudong New District, Shanghai, 200120, Attn: Secretary.

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Q If my shares are held in “street name,” will my broker automatically vote them for me?	A.

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have the effect of a vote “AGAINST” the Extension Proposal and will have no effect on the other proposals.

Q What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid Meeting. A quorum will be present for the Extraordinary General Meeting if there are present in person or by proxy not less than a majority of the Company’s ordinary shares present at the Meeting in person or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Extraordinary General Meeting online. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Extraordinary General Meeting may adjourn the Extraordinary General Meeting to another date.

Q Who can vote at the Extraordinary General Meeting?	A.

Only holders of record of Greencity’s ordinary shares at the close of business on March 16, 2023 (the “Record Date”) are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the Record Date, 1,870,752 ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with Greencity’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Proposal and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that the Extension Proposal and the Adjournment Proposal are fair to and in the best interests of Greencity and its shareholders. The Board recommends that Greencity’s shareholders vote “FOR” the Extension Proposal and “FOR” the Adjournment Proposal.

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Q What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	A.	Greencity’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the Article entitled “The Extension Proposal — Interests of Greencity’s sponsor, Directors and Officers.”

Q What happens to the Greencity warrants if the Extension Proposal is not approved?	A.	If the Extension Proposal is not approved, we will automatically wind up, liquidate and dissolve effective starting on April 28, 2023. In such event, your warrants will become worthless.

Q What happens to the Greencity warrants if the Extension Proposal is approved?	A.	If the Extension Proposal is approved, Greencity will continue to attempt to consummate an initial business combination with potential targets until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

Q What do I need to do now?	A.	Greencity urges you to read carefully and consider the information contained in this proxy statement, including Annex A, and to consider how the proposals will affect you as a Greencity shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q How do I attend a Virtual Annual Meeting?	A.	You will need your control number for access. If you are a registered holder and you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

Q How do I vote?	A.

If you are a holder of record of Greencity Public Shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.

If your shares of Greencity are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q How do I exercise my redemption rights?	A.

If the Extension is implemented, each public shareholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by the Extended Date.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, at least two (2) business days prior to the Extraordinary General Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two (2) business days prior to the Extraordinary General Meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. The deadline for tendering your shares for redemption is 5:00 pm ET, April 21, 2023.

Q What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Greencity shares.

Q Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Greencity Acquisition Corporation

505 Eshan Road, Floor 6,

Pudong New District,

Shanghai, 200120

Phone: (86) 21-2025 7919

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•      discuss future expectations;

•      contain projections of future results of operations or financial condition; or

•      state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Greencity’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Greencity or any person acting on Greencity’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Greencity undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On July 28, 2020, we consummated the IPO of 4,000,000 units (each, a “Unit” and collectively, the “Units”). Each Unit consists of one ordinary share of the Company, par value $0.0001 per share, and one redeemable warrant of the Company, with each such warrant entitling the holder thereof to purchase one-half of one ordinary share for $11.50 per share. The units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $40,000,000. Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 260,000 units (the “Private Placement Units”) to Cynthia Management Corporation at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $2,600,000.

On July 24, 2020, our units commenced trading on the NASDAQ Capital Market, or NASDAQ, under the symbol “GRCYU”. Commencing August 28, 2020, the ordinary shares and warrants are separately traded on NASDAQ under the symbols “GRCY” and “GRCYW,” respectively.

The aggregate market value of the ordinary shares outstanding, other than shares held by persons who may be deemed affiliates of the Company, computed by reference to the closing sales price for the ordinary shares on March 16, 2023 (Record Date), as reported on The Nasdaq Capital Market, was approximately $10.92.

In February 2019, our sponsor, Cynthia Management Corporation, purchased an aggregate of 1,150,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.02 per share. An aggregate of 150,000 ordinary shares were forfeited subsequently.

The net proceeds of the IPO plus the proceeds of the sale of the private placement units were deposited in the trust account.

As of March 16, 2023 (the Record Date), we had approximately $6,751,790.57 in the trust account. As of March 16, 2023, $6,918.08 of cash was held outside of the trust account and is available for working capital purposes.

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On April 18, 2022, an Extraordinary Shareholders Meeting was held and the extension proposal to extend the extend the date by which the Company has to consummate a business combination to October 28, 2022. On October 28, 2022, an Extraordinary Shareholders Meeting was held and the extension proposal to extend the extend the date by which the Company has to consummate a business combination to April 28, 2023.

The mailing address of Greencity’s principal executive office is 505 Eshan Road, Floor 6, Pudong New District, Shanghai, China 200120, and its telephone number is (+86) 21-20257919.

Greencity is currently in discussions to complete a business combination that will qualify as an initial business combination under its Amended and Restated Memorandum and Articles of Association. In the event that Greencity enters into a definitive agreement for a business combination prior to the Extraordinary General Meeting, Greencity will issue a press release and file a Current Report on Form 8-K with the SEC announcing the definitive agreement for the proposed business combination.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

RISK FACTORS

Shareholders should carefully consider the following risk factors, together with other risk factors disclosed in Company’s annual report on Form 10-K/A filed on October 10, 2022 and all of the other information included in this proxy statement before they decide whether to vote or instruct their vote to be cast to approve the Proposals described in this proxy statement. These risks could have a material adverse effect on the business, financial conditioning and results of operations of the Company.

The fact that our sponsor is, is controlled by, and has substantial ties with a non-U.S. person could impact our ability to complete our initial business combination.

Our sponsor, Cynthia Management Corporation, is controlled by our Chairman and Chief Executive Officer Jinlong Liu, who is a Chinese citizen. Our sponsor owns approximately 67.35% of the outstanding shares of the Company. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. As a result, this may limit the pool of acquisition candidates we may acquire in the United States, in particular, relative to other special purpose acquisition companies that are not subject to such restrictions, which could make it more difficult and costly for us to consummate a business combination with a target business operating in the United States relative to such other companies.

In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our initial business combination with any potential target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.

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Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete its initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive the cash held in the trust account, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.

A company that, among other things, is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, owning, trading or holding certain types of securities would be deemed an investment company under the Investment Company Act. Since we currently invest the proceeds held in the trust account, it is possible the SEC could deem the Company to be currently an inadvertent but nevertheless unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•	restrictions on the nature of our investments; and

•	restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

•	registration as an investment company;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

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We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the trust account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or  in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we have intended from completion of our initial public offering and continue to intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our initial public offering was not intended for persons who are seeking a return on investments in government securities or investment securities. The trust account set up in connection with the closing of our initial public offering was and is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our amended and restated Memorandum and Articles of Association (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 12 months (or if extended, 21 months) from the closing of our initial public offering, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 21 months from the closing of our initial public offering, our return of the funds held in the trust account to our public stockholders as part of our redemption of the public shares. On October 28, 2022, however, our stockholders approved an amendment to our Memorandum and Articles of Association extending the period we have to complete an initial business combination from October 28, 2022 to April 28, 2023, or an additional six months. We are now requesting our stockholders to approve additional extension of time from April 28, 2023 to October 28, 2023. Stockholders who do not exercise their redemption rights in connection with an amendment to our amended and restated Memorandum and Articles of Association would still be able to exercise their redemption rights in connection with a subsequent business combination. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial business combination or may result in our liquidation. If we are unable to complete our initial business combination, our public stockholders may receive only approximately $11.05 per share on the liquidation of our trust account and our warrants will expire worthless. There can be, however, no assurance that the foregoing redemption price per share will be paid and as a result of expenses related to compliance with the Investment Company Act, such redemption price may be lower.

Notwithstanding the foregoing, as indicated above, on March 30, 2022, the SEC issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. The SEC’s proposed rules would provide a safe harbor for companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the Company’s registration statement for its initial public offering. A company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto. Unfortunately, our Company may not qualify for the safe harbor because an initial business combination will not be completed within the foregoing 18-months and 24-month time requirements and will require additional months to complete. Accordingly, our Company may already be deemed an unregistered investment company and subject to the requirements of the Investment Company Act as well as further expenses and possible penalties.

To the extent it takes our company the longer to complete its initial business combination the greater will be the risk to our company and its shareholders that Greencity may be deemed to be an unregistered investment company. The risk of our company being determined to be an unregistered investment company may be mitigated if our company shifts the assets in its trust account from securities into cash only.

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THE EXTENSION PROPOSAL

The Extension Proposal

Greencity is proposing to amend its Amended and Restated Memorandum and Articles of Association to extend the date by which Greencity must consummate an initial business combination from April 28, 2023 to October 28, 2023.

The proposed Charter Amendment would amend our existing amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination (the “Extension”) six (6) times for an additional one (1) month each time from April 28, 2023 to October 28, 2023 (the termination date as so extended, the “Extended Termination Date”). Pursuant to the terms of the proposed Extension Amendment, in order to extend the time available for us to consummate our initial business combination, our insiders or their affiliates or designees must deposit $0.033 for each public ordinary share that has not been redeemed into the trust account for each one (1) month extension in accordance with the terms as set out in the Trust Agreement (as revised by the Trust Amendment). The first extension payment after the approval of the Extension Proposal must be made prior to the Current Termination Date, while the second extension payment must be deposited into the trust account no fewer than five (5) calendar days prior to the then existing termination date. The insiders will receive a non-interest bearing, unsecured promissory note equal to the amount of any such deposit that will not be repaid in the event that we are unable to close a business combination unless there are funds available outside the trust account to do so. Such notes would be paid upon consummation of our initial business combination. The full proposed Amended article 48.7 of the amended and restated memorandum and articles of association are attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

The Extension Proposal is essential to the overall implementation of the Board’s plan to allow Greencity more time to complete its initial business combination. Approval of the Extension Proposal is a condition to the implementation of the Extension.

If the Extension Proposal is not approved and we have not consummated an initial business combination by April 28, 2023, or if the Extension Proposal is approved and we have not consummated an initial business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by April 28, 2023.

Reasons for the Extension Proposal

The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the Company has until April 28, 2023 to effect a business combination under its terms. While we are currently in discussions regarding initial business combination opportunities, our Board currently believes that there will not be sufficient time before April 28, 2023 to complete such initial business combination. The Company’s IPO prospectus and Amended and Restated Memorandum and Articles of Association provide that the affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal is required to extend our corporate existence for an additional six (6) months to October 28, 2023, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and Amended and Restated Memorandum and Articles of Association provide for all public shareholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we must complete a business combination beyond April 28, 2023 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of a proposed initial business combination.

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After consultation with the sponsor, Company management has reasons to believe that, if the Extension Proposal is approved, the sponsor or its affiliates will, in connection with each monthly extension, contribute $0.033 per public share issued at the Company’s IPO that has not been redeemed to the Company as a loan (each loan being referred to herein as a “contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment, upon five (5) days’ advance notice prior to the applicable deadlines. The Company plans to make the extension payments one time to extend the time to complete a business combination from April 28, 2023 to October 28, 2023. The contribution(s) will bear no interest and will be repayable by the Company to the sponsor upon consummation of an initial business combination. The loans will be forgiven by the sponsor or its affiliate if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

We believe that the foregoing Amended and Restated Memorandum and Articles of Association provision was included to protect the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. We also believe, however, that given the Company’s expenditure of time, effort and money on finding an initial business combination thus far, circumstances warrant providing public shareholders an opportunity to consider an initial business combination.

If the Extension Proposal is Not Approved

If the Extension Proposal is not approved and we do not consummate an initial business combination by April 28, 2023 in accordance with our Amended and Restated Memorandum and Articles of Association, we will automatically wind up, dissolve and liquidate starting on April 28, 2023.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such founder shares. There will be no distribution from the trust account with respect to Greencity’s warrants, which will expire worthless in the event we wind up.

If the Extension Proposal is Approved

If the Extension Proposal is approved, Greencity will file an amended and restated Memorandum and Articles of Association in accordance with the Cayman Island law, incorporating the amendment set forth in Annex A hereto. Greencity will remain a reporting company under the Exchange Act and its Units, issued and outstanding Public Shares, and warrants will remain publicly traded. Greencity will then continue to work to execute a definitive agreement for an initial business combination and complete such a business combination by the Extended Date.

If the Extension Proposal is approved, but Greencity does not consummate an initial business combination by the Extended Date (October 28, 2023), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (which interest shall be net of taxes payable, and less up to $50,000 of interest to pay dissolution expenses) divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board of Directors, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by October 28, 2023.

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Approval of the Extension Proposal will constitute consent for the Company to (i) remove from the trust account the Withdrawal Amount; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Proposal is approved.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and Greencity’s net asset value based on the number of shares that seek redemption. Greencity cannot predict the amount that will remain in the trust account if the Extension Proposal is approved.

Redemption Rights

If the Extension Proposal is approved, the Company will provide the public shareholders making the Election, the opportunity to receive, at the time the Extension Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. Greencity has provided that all holders of Public Shares, whether they vote for or against the Extension Proposal, or whether they were holders of Greencity ordinary shares on the record date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account and should receive the funds shortly after the Extraordinary General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION PROPOSAL. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004-1561, Attn: Francis Wolf, at least two (2) business days prior to the vote for the Extension Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the Extraordinary General Meeting. The deadline for tendering your shares for redemption is 5:00 pm ET, April 21, 2023.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders such holder’s shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Extraordinary General Meeting. The closing price of Greencity’s shares on the Record Date, March 16, 2023 was $10.92.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. If the Extension Proposal is not approved or if they are abandoned, such shares will be returned promptly following the Extraordinary General Meeting as described above.

The deadline for tendering your shares for redemption is 5:00 pm ET, April 21, 2023.

The Board’s Reasons for the Extension Proposal

If the Extension Proposal is approved by the requisite vote of shareholders, after the Withdrawal Amount has been removed from the trust account, the remaining holders of Public Shares will retain their right to redeem their shares for a pro rata portion of the funds available in the trust account upon consummation of the Company’s initial business combination. In addition, public shareholders who vote for the Extension Proposal and do not elect to exercise their redemption rights will have the opportunity to participate in any liquidation distribution if the Company has not completed such business combination by the Extended Date.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is fair to, and in the best interests of, Greencity and its shareholders. The Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your Public Shares.

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Interests of Greencity’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•       the fact that our sponsor holds 1,000,000 founder shares and 260,000 private placement units that would expire worthless if a business combination is not consummated;

•       In order to finance transaction costs in connection with an intended initial business combination, our initial shareholders, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. Such loans would be evidenced by promissory notes. Such promissory notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of  $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares if $1,500,000 of such notes were so converted, as well as 150,000 warrants to purchase 75,000 shares).

•       the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

All of the current members of our Board are expected to continue to serve as directors of the Company at least through the date of the Extraordinary General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of holders of at least two-thirds (2/3) of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the Extension Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

All of Greencity’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Extension Proposal. On the Record Date, directors and executive officers of Greencity and their affiliates beneficially owned and were entitled to vote 1,260,000 ordinary shares of Greencity representing approximately 67.35% of Greencity’s issued and outstanding ordinary shares.

In addition, Greencity’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of Greencity in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the trust account. Any shares of Greencity held by affiliates will be voted in favor of the Extension Proposal. As the Extension Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Extension Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

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THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal. If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Meeting shall not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Proposal.

The full text of the Adjournment Proposal is set forth in Annex A.

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Extraordinary General Meeting will be required to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary Annual Meeting of Greencity’s shareholders will be held at 10:00 a.m., Eastern Time on April 25, 2023 in the offices of the Company’s counsel, Becker & Poliakoff LLP, at 45 Broadway, 17th Floor, New York, NY 10006.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned Greencity ordinary shares at the close of business on March 16, 2023, the Record Date for the Extraordinary General Meeting. You will have one (1) vote per proposal for each Greencity share you owned at that time. Greencity warrants do not carry voting rights.

Votes Required. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Extension Proposal will be required to approve the Extension Proposal. The affirmative vote of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and are voted will be required to approve the Adjournment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As these proposals are not “routine” matters, brokers will not be permitted to exercise discretionary voting on these proposals.

At the close of business on the Record Date, there were 1,870,752 issued and outstanding ordinary shares of Greencity each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Extension Proposal approved, you should vote against such Proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid within ten (10) business days after the shareholder Meeting which is scheduled for April 25, 2023, you must vote for or against the Extension Proposal and demand redemption of your shares.

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Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the Extension Proposal being presented to shareholders at the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting.

We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free). The Company has agreed to pay Advantage Proxy a fee of $7,500 and expenses, for its services in connection with the Extraordinary General Meeting.

MANAGEMENT

Directors and Executive Officers

Our directors and officers are as follows:

Name	Age	Position
Jinlong Liu	32	Chairman and Chief Executive Officer
Panyan Yu	32	Chief Financial Officer
Anxin Wang	48	Director
Zhijie Wang	37	Director
Chao Liu	39	Director

Jinlong Liu, our Chairman since December 2019, has been serving as chairman of Shanghai Midai Investment Group, an investment group in Shanghai, focusing on auto finance, real estate investment and investments relating to logistics, tourism and individual transportation, since August 2016. Mr. Liu has also served as chief executive officer of Shanghai Midai Automobile Corp., a subsidiary of Shanghai Midai Investment Group, dealing with auto sales, rental, finance and repairs, as well as gasoline trade, since June 2015. From 2009 to 2015, Mr. Liu served as the manager of Ye Chiu Resources Ltd., Extraordinary Generalizing in the manufacturing and exportation of aluminum materials in China. From 2010 to 2012, Mr. Liu was employed by Jianhua Group Ltd., a trade, finance, retail and construction company in China. From 2012 to 2015, Mr. Liu was employed by Pingan Group., a finance group in China. Mr. Liu received his Bachelor of Environmental Engineering degree from Jiangsu University. We believe Mr. Liu is qualified to serve on our Board of Directors because of his extensive management, investment and financial background.

Ms. Panyan Yu has been a certified public accountant since May 2020 in Shanghai Pujiang Certified Public Accountants, which focuses on corporate and government audit. From March 2019 to April 2020, Ms. Yu served as a Senior Investment Manager at Tojoy Holding, which focuses on investment and post-investment management. From July 2017 to March 2018, Ms. Yu joined Datong Securities, which focuses on IPO, re-finance and bond issuance. Ms. Yu received her bachelor degree from The University of Nottingham, Ningbo China, and was licensed as a CPA since 2016. Ms. Yu’s professional career over pass eight years has been in accounting and investment management roles at both Chinese and foreign companies. We believe Ms. Yu is well qualified to serve as our Chief Financial Officer because of her extensive experience and strong expertise in finance and investment.

Dr. Anxin Wang has served as General Manager of Strategic Development Division of Zhenyan Asset Management Company, in China since July 2020. From March 2018 to July 2020, Dr. Wang served as the Chairman of the Investment and Financing Committee of Deepblue Technology Company in China. From February 2017 to February 2018, Dr. Wang served as Director of Industry Research in Pengxin Global Resource Company, a listed company in China (stock code:600470). From April 2016 to February 2017, Dr. Wang served as senior director of Strategic Development Center of Xiexin Holding Group in China. From June 2014 to April 2016, Dr. Wang served as General Manager of Research and Development Center of Zhongtai Trust Company Ltd. Dr. Wang received his Bachelor of Economics degree from Shanghai University in 1998, Master of Financial degree from East China Normal University in 2001, and Doctor of Financial degree from Fudan University in 2006. We believe Dr. Wang is well qualified to serve on our Board of Directors and Chairman of Audit Committee because of his extensive business and management experience in China.

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Mr. Zhijie Wang has served as secretary of the board of Jiangsu China Federation Transportation Industry Group Co., Ltd. since July 2020. From April 2019 to June 2020, Mr. Wang has served as the secretary of board of directors of CAR-T (Shanghai) Biotechnology Co., Ltd. Previously, Mr. Wang was secretary of the board of directors and director of Huatai Jewelry Development (Shanghai) Co., Ltd. from October 2015 to March 2019. Prior to that, Mr. Wang was a manager of Shanghai SASAC from July 2008 to September 2015. Mr. Wang received his MBA degree from Shanghai Fudan University in 2018 and his Bachelor of Business Management degree from Shanghai Maritime University in 2008. We believe Mr. Wang is well qualified to serve on our Board of Directors because of his extensive experience and strong expertise in finance, investment and capital markets.

Chao Liu has served as a member of our Board of Directors since the effective date of the registration statement for our IPO. Mr. Liu has served as the director of Shanghai Midai Investment Group since December 2018. From August 2016 to December 2018, Mr. Liu served as General Manager of Zhong Fei Finance & Leasing Corp. From August 2015 to August 2016, he served as South China General Manager at Zhong Rong International Trust Corp. From August 2006 to July 2015, he served as General Manager of Chengdu Chaotuo Culture Media Corp. Mr. Liu received a B.A. in Business Administration Science from South West University of Finance and Economics in China. We believe Mr. Liu is well qualified to serve on our Board of Directors because of his extensive business and management experience in China.

Director Independence

The NASDAQ listing standards require that a majority of our Board of Directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We currently have three “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules prior to completion of our initial public offering. Our Board has determined that each of Zhijie Wang, Anxin Wang and Chao Liu are independent directors under applicable SEC and NASDAQ rules. Our independent directors will have regularly scheduled Meetings at which only independent directors are present.

Committees of the Board of Directors

The Board of Directors will maintain three (3) committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. All of the members of our Audit, Nominating, and Compensation Committees meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations. Each of these committees has a written charter approved by the Board of Directors.

The members of our Audit Committee are Messrs. Zhijie Wang, Anxin Wang and Chao Liu. Mr. Anxin Wang serves as chairman of the Audit Committee.

The members of our Compensation Committee are Messrs. Zhijie Wang, Anxin Wang and Chao Liu. Mr. Zhijie Wang serves as chairman of the Compensation Committee.

The members of our Nominating Committee are Messrs. Zhijie Wang, Anxin Wang, and Chao Liu. Mr. Chao Liu serves as Chairman of the Nominating Committee.

Executive Compensation.

No executive officer has received any cash compensation for services rendered to us during the year ended December 31, 2022.

No compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our founders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). Directors, officers and founders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

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After completion of our initial business combination, members of our management team who remain with us may be paid employment, consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. The amount of such compensation may not be known at the time of a shareholder Meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in an Exchange Act filing such as Current Report on Form 8-K, as required by the SEC.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Greencity’s ordinary shares as of the record date by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•	each of our current officers and directors; and

•	all current officers and directors as a group.

As of the Record Date, there were a total of 4,260,000 ordinary shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Ordinary Shares
Cynthia Management Corporation (2)	1,260,000	67.35%
Jinlong Liu(3)	1,260,000	67.35%
Anxin Wang	—	—
Zhijie Wang	—	—
Panyan Yu	—	—
Chao Liu	—	—
All directors and officers as a group	1,260,000	67.35%
Hudson Bay Capital Management LP(4)	325,000	17.37%

(1)	Unless otherwise indicated, the business address of each of the individuals is 505 Eshan Road, Floor 6, Pudong New District, Shanghai, 200120.

(2)	Represents 1,000,000 founder ordinary shares and 260,000 private placement ordinary shares held by Cynthia Management Corporation, our sponsor.

(3)	Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of shares of our sponsor.

(4)	Based on a Schedule 13G/A filed with the SEC on November 15, 2022.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In February 2019, our sponsor purchased 1,150,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.02 per share. Subsequently, in connection with our IPO and the exercise of the underwriter’s exercise of its over-allotment option, an aggregate of 150,000 ordinary shares of our sponsor were forfeited.

Our sponsor purchased an aggregate of 260,000 Private Placement Units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each Private Placement Unit consists of one private placement share and one private placement warrant. Each private placement warrant entitles the holder upon exercise to purchase one-half of one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. The Private Placement Units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

In connection with the completion of our initial public offering, we entered into an Administrative Services Agreement with our sponsor pursuant to which we will pay a total of $10,000 per month for office space, administrative and support services to such affiliate. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial business combination takes the maximum 33 months, our sponsor will be paid a total of $330,000 ($10,000 per month) for office space, administrative and support services and will be entitled to be reimbursed for any out-of-pocket expenses. In the event the Extension Proposal is approved and adopted by the shareholders, the Administrative Services Agreement will be extended to the Extended Date.

Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Our sponsor has agreed to loan us up to $500,000 to be used for a portion of the expenses of our initial public offering. As of the date of closing our initial public offering, we had borrowed $349,590 under the promissory note with our sponsor. The promissory note is non-interest bearing, unsecured and was repaid at the closing of our IPO (July 28, 2020).

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares if $1,500,000 of notes were so converted as well as 150,000 warrants to purchase 75,000 shares) at the option of the lender. The units would be identical to the Private Placement Units issued to the initial holder. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

The holders of the founder shares, Private Placement Units, the shares underlying the warrants underlying the unit purchase option issued to the underwriters of our initial public offering, and units that may be issued on conversion of working capital loans (and any securities underlying the private placement units and the working capital loans) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.

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SHAREHOLDER PROPOSALS

No date for the Company’s annual meeting of shareholders has been set.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Greencity and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Greencity’s proxy statement. Upon written or oral request, Greencity will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Greencity deliver single copies of such documents in the future. Shareholders may notify Greencity of their requests by calling or writing Greencity at Greencity’s principal executive offices at 505 Eshan Road, Floor 6, Pudong New District, Shanghai, 200120.

WHERE YOU CAN FIND MORE INFORMATION

Greencity files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Greencity files its reports, proxy statements and other information electronically with the SEC. You may access information on Greencity at the SEC website at http://www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

Greencity Acquisition Corporation

505 Eshan Road, Floor 6,

Pudong New District,

Shanghai, 200120

Telephone: (86) 21-2025 7919

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than April 11, 2023.

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ANNEX A

GREENCITY ACQUISITION

CORPORATION (the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

Extension Proposal

The Amended and Restated Memorandum and Articles of Association of Greencity Acquisition Corporation shall be amended by deleting Article 48.7 in its entirety and replacing it with the following:

“48.7 In the event that the Company does not consummate its initial Business Combination by April 28, 2023 (the “Deadline”), the Company may, but is not obliged to, extend the period of time to consummate the Business Combination for a further six (6) months (the “Extension”) to October 28, 2023 (the “Extended Date”), provided that if the Company exercises the Extension. In the event that the Company does not consummate a Business Combination by the Extended Date, such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.

Adjournment Proposal

“It is resolved to direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the Extension Proposal.”

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PROXY

GREENCITY ACQUISITION CORPORATION

505 Eshan Road, Floor 6,

Pudong New District,

Shanghai, 200120

Phone: (86) 21-2025 7919

EXTRAORDINARY ANNUAL MEETING OF SHAREHOLDERS

APRIL 25, 2023

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 25, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated April 3, 2023, in connection with the Extraordinary General Meeting and at any adjournments thereof (the “Meeting”) to be held at 10:00 a.m. Eastern Time on April 25, 2023 on a virtual basis, and hereby appoints Jinlong Liu and Panyan Yu, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Greencity Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

PROPOSAL 1: Extension Proposal.

To amend (the “Charter Amendment”) the Company’s amended and restated memorandum and articles of association (the “Charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) six (6) times for an additional one (1) month each time from April 28, 2023 (the “Current Termination Date”) to October 28, 2023 (the termination date as so extended, the “Extended Termination Date”) by amending the Amended and Restated Memorandum and Articles of Association by deleting the existing Section 48.7 thereof and replacing them with the new Section 48.7 in the form set forth in Annex A of the accompanying proxy statement

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For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Adjournment Proposal

To direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Proposal.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting      ☐ YES        ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

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PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

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